Exhibit 99.1

Exhibit 99.1

Deutsche Bank US Independent Refining Conference

January 5, 2011

Forward-Looking Statements

This presentation should be reviewed in conjunction with CVR Energy, Inc.’s Third Quarter earnings conference call held on November 3, 2011. The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to (i) those set forth under “Risk Factors” in CVR Energy, Inc.’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Energy, Inc. makes with the Securities and Exchange Commission, and (ii) those set forth under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the CVR Partners, LP Prospectus and any other filings CVR Partners, LP makes with the Securities and Exchange Commission. CVR Energy, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

2 2 2 2 2 Management Attendees Jack Lipinski Chief Executive Officer Ed Morgan Executive Vice President of Investor Relations Jay Finks Director of Finance TM

Gary-Williams Acquisition Summary

Transaction Overview

CVR Energy, Inc. acquired Gary-Williams Energy Corporation for $607 million including working capital

Gary-Williams’ primary asset is a 70,000 barrels-per-day (“bpd”) refinery located in Wynnewood, Oklahoma

– Complexity rating of 9.3

We funded the transaction primarily with cash, combined with approximately $200 million of senior secured financing

– $643 million in balance sheet cash at Coffeyville Resources as of September 30, 2011(a)

We increased our existing asset based credit facility to $400 million

Transaction closed December 15th

(a) $643 million is net of cash at CVR Partners, LP.

Wynnewood Refinery Overview

Summary

70,000 bpd of crude throughput capacity

– 9.3 complexity

Produces a full slate of gasoline, diesel, asphalt, jet fuel, LPG and specialty products

– 97.5% liquid product yield

Strategically located in Group III of PADD II

– Access to cost-advantaged, WTI price-linked crude oils

Approximately 60% of products sold directly into the local Oklahoma market

– Approximately 12,000 bpd of gasoline and ULSD sold via truck rack

– Approximately 4,000 bpd of JP-8 sold via truck rack

– Remaining volumes distributed throughout Mid-Continent region via Magellan Pipeline Over $100 million invested to upgrade and optimize the facility since 2007

LTM Feedstock and Product Slate

Sour Crude (WTS) 18%

Butane 2%

Isobutane 2%

Mixed butane 1%

Sweet Crude 77%

Diesel 28%

Jet Fuel 6%

Other 10%

Asphalt 2%

Gasoline 54%

Asset Improvement Opportunities

Project Opportunity

Logistics 3 Opportunity to share feedstocks based on unit

economics

Crude slate 3 Optimize crudes to improve consumed crude

differentials and improve realized refining margin

3 Wynnewood connected to a BNSF main line

Rail options – Property can accommodate new track and

off-take infrastructure

3 Currently 2 million barrels of storage

Storage options – Sufficient land for significant additional storage / blending tanks

Note: LTM as of September 30, 2011.

Acquisition Rationale

High quality asset increases CVR’s scale and operational diversity

– Pro forma company will have approximately 185,000 bpd of throughput capacity and weighted average complexity of approximately 11.5 Strategically positioned in attractive Mid-Continent region

– Located in the highly fragmented and historically underserved Group III, PADD II region (same as CVR) Significant opportunities to enhance consolidated operations

– Ability to expand CVR’s existing crude oil gathering business, diversify GWEC’s crude slate, leverage our marketing capabilities, reduce duplicative SG&A

Enhances financial strength and flexibility

– Improves credit profile by expanding processing capacity and diversifying asset base (CVR will no longer be a single asset refiner) Favorable spread environment and positive industry outlook

– WTI/LLS and WTI/Brent pricing dynamics continue to provide favorable Mid-Continent refining environment due to the limited crude pipeline capacity to Gulf Coast (even post Seaway reversal)

CVR Energy: About Us

Pro Forma Company Overview

Two top-tier Mid-Continent refineries

– 115,000 bpd Coffeyville, Kansas refinery

– 70,000 bpd Wynnewood, Oklahoma Refinery

A nitrogen fertilizer plant using pet coke gasification

– Rated capacity of 1,225 tpd ammonia; 2,025 tpd UAN Nitrogen

– Current $100.0 million expansion ongoing to increase UAN capacity by 400,000 tons

Operates in higher margin markets

Logistics assets supporting both businesses

Financial flexibility

Note: LTM as of September 30, 2011.

(a) Pro forma based on weighted average of refinery capacity. (b) CVR distillate assumed to be diesel for pro forma.

Pro Forma LTM Feedstock & Product Slate(a)

Sour Crude (WTS) 19%

Butane 1%

Isobutane 1%

Other feedstocks 4%

Sweet Crude 75%

Diesel 36%

Jet Fuel 2%

Asphalt 3%

LPG 1%

Other 8%

Gasoline 50%

PADD II – Group 3 Basis

$/bbl

$10 $8 $6 $4 $2 $0

($2)

2Q’06 3Q’06 4Q’06 1Q’07 2Q’07 3Q’07 4Q’07 1Q’08 2Q’08 3Q’08 4Q’08 1Q’09 2Q’09 3Q’09 4Q’09

1Q’10 2Q’10 3Q’10 4Q’10 1Q’11 2Q’11 3Q’11

10 Year Average = $1.56 / bbl

5 Year Average = $2.04 / bbl

Note: LTM as of September 30, 2011.

(a) Pro forma based on weighted average of refinery capacity. (b) CVR distillate assumed to be diesel for pro forma.

Well Positioned to Compete in Underserved PADD II Region

“Top Quartile” Consolidated Asset Profile

PADD II Consolidated Refinery Statistics – By Owner

Complexity Index

16.0 14.0 12.0 10.0 8.0 6.0 4.0 2.0 0.0

0 50 100 150 200 250 300 350 400 450 500 550 600 650 700

Crude Unit Processing Capacity (000’s bpd)

Median Capacity: 185.0

Capacity: 185 kbpd (Coffeyville & Wynnewood) Complexity: 11.5 (blended average)

Median Complexity 9.7

Total

Capacity Blended

Company(Kbpd) Complexity

Marathon Petroleum 602.0 10.0

ConocoPhilliips(a) 560.4 9.1

BP(b) 470.7 9.6

HollyFrontier 293.3 13.0

Valero Energy 265.0 8.9

Koch Industries 262.0 9.8

ExxonMobil 238.6 10.6

Husky Energy(b) 220.7 9.7

CVR Energy / Wynnewood 185.0 11.5

CITGO Petroleum 167.0 9.8

PBF Energy 160.0 9.2

National Cooperative Refinery Association 85.5 15.8

Northern Tier Energy 74.0 10.5

Tesoro 58.0 7.8

Calumet Specialty Products 45.0 8.9

CountryMark Cooperative 26.5 9.7

Somerset Refinery 5.5 3.3

Total PADD II Refining Capacity 3,719.2

(a) 100% of capacity in Wood River, IL refinery JV consolidated (50% ownership interest). (b) Includes 50% interest in JV in Toledo, OH refinery.

Source: EIA and Wall Street research

Extensive Crude Oil Supply and Product Distribution Network

Consolidated Supply Network

Consolidated Marketing Network

Coffeyville Resources Refining & Marketing and Nitrogen Fertilizer

Wynnewood Refinery

Major Canadian Crude Oil Pipelines CVR Crude Oil Pipelines Wynnewood Related Pipelines Third-Party Crude Oil Pipelines Third-Party Refined Product Pipelines Terminals Wynnewood Exchange Terminals CVR Headquarters

Logistics Drives Profitability

CVR Energy™

Logistics Overview

- Located 100 miles from the global crude hub of Cushing, CVR has access to global crudes with storage to optimize purchasing and crude slates
- Shipper status of 35,000 bpd on Spearhead and Keystone Pipelines
- 37,000+ bpd crude oil gathering system serving Kansas, Oklahoma, Missouri and Nebraska
- 145,000 bpd proprietary pipeline system to transport crude to the Coffeyville refinery
- Currently constructing an additional one million barrel storage facility in Cushing

PF Crude Storage Owned / Leased



2.0
0.7
0.5
1.0
2.7
GWEC assets
Refinery
Gathering
Cushing Owned(a)
Cushing Leased
Total 6.9 mm bbls

(a) Under construction.

Operations Map



Canada
Bakken
Montana
North Dakota
Minnesota
Wisconsin
South Dakota
Wyoming
Jackson
Iowa
Nebraska
Salt Lake City
Utah
Colorado
Denver
DJ Basin
Kansas
Illinois
Missouri
Miss Chat
New Mexico
Arkansas
Texas
Midland
Wichita Falls
Corsicana
Eagle Ford
Houston

Legend

- Coffeyville Resources Refining & Marketing and Nitrogen Fertilizer
- Coffeyville Resources Refined Fuel Products / Asphalt Terminal
- Wynnewood Refinery
- Coffeyville Resources Crude Transportation
- Offshore Deepwater Crude
- Foreign Crude
- Coffeyville Resources Crude Oil Pipeline
- Third-Party Crude Oil Pipeline
- CVR Energy Headquarters

10

Hedging Activity

CVR has an estimated $50.9 million unrealized gain based on 11/28 market data

Production hedged (bpd) (% of GWEC production)

30,000 25,000 20,000 15,000 10,000 5,000 0

Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013

$27.63

$25.89 $25.65

$24.80 $24.57

$23.71

$22.90

20,879 21,429 21,196 $20.76 20,380

12,500 33% 34% 34% 32%

20% 6,593 6,522 6,522 10% 10% 10%

$30.00 $25.00 $20.00 $15.00 $10.00 $5.00 $0.00

Hedged Crack spread ($/bbl)

Locked

Gross Margin

$49.2 $53.9 $50.0 $44.5 $27.9 $14.7 $13.7 $12.5

2012 Total Locked Gross Margin $197.5

2012 Total Locked Margin per Barrel $3.42

Note: Based on 11/28 market data.

Post-closing Value Enhancement Initiatives

Integrate and optimize operations with existing businesses

– Expand existing crude oil gathering business to supply lower cost, local crude to Wynnewood refinery

– Proximity of plant is a benefit to managing feedstocks

Increase ability to optimize Sour / Heavy Sour processing

– CVR has 35,000 barrels per day capacity on pipelines from Canada

– Ability to substitute Heavy Canadian Sour for Domestic US Sour

– All crudes priced off WTI

SG&A synergies exist

Projected Synergies and Improvements

2012E Projected Synergies

Synergies Assumptions Amount ($mm)(a)

Crude Rate Increase 4,000 bpd to 67,000 bpd in non turnaround years $16.3

Overall Crude Differential $0.50/bbl on crude rate 7.9

Reduce Trucked Crude Freight $0.50/bbl on 10,000 bpd 0.9

Product & Feedstock Optimization Between Refineries Assumes improvement of $1.50/bbl on 2,000 bpd 1.1

SG&A Improvements / Optimizations Shared services, personnel realignment & general savings 5.0

Miscellaneous Sum of small improvements & optimizations 1.2

Total $32.4

(a) Assumes realization at beginning of year.

Coffeyville Overview

Coffeyville Refinery Overview

Summary

- 115,000 bpd of crude throughput capacity
  - 12.9 complexity
- High complexity refinery producing gasoline, distillates, specialty products and petroleum coke
- Strategically located in Group III of PADD II
  - Access to cost-advantaged, WTI price-linked crude oils
  - 100 miles from Cushing, Oklahoma
- Sales and distribution
  - Rack marketing division supplies products through tanker trucks
  - Bulk sales into Mid-Continent markets via Magellan and into Colorado and other destinations via product pipelines owned by Magellan, Enterprise Products Partners and NuStar
- $521 million invested in refinery between 2005 and 2009
- Two-phase turnaround complete in Q1 2012

LTM Feedstock & Product Slate[a]



Other feedstocks 6%
Sour Crude (WCS) 20%
Sweet Crude 74%



Other products 13%
Gasoline 46%
Distillate 41%

Management's Proven Track Record

	2005 (Acquisition year)	Current
Operational Upgrades	Launched $521 million of upgrades	Now, most flexible Mid-Con refinery
Crude and Feedstock Throughput (bpd)	98,300	115,140[a]
Feedstock flexibility	No heavy sour	Up to 25k bpd
Complexity	9.5	12.9
Gathered Barrels Capacity (bpd)	~7,000	37,000+

(a) LTM as of September 30, 2011.

15

Access to WTI Priced Crudes

Overview

Both refineries benefit from the current WTI-Brent spread WTI price-linked crudes are currently trading at historically wide discounts to crudes, such as Brent and LLS

Growing production from the U.S. Bakken and Canada flowing into Cushing, OK is contributing to this differential Expected pipeline capacity (Seaway reversal) necessary to move production from Cushing to the Gulf Coast projected to move only 400k bpd by 2013

Historical & Projected Canadian Production

(thousand barrels per day)

5,000 4,000 3,000 2,000 1,000 0

2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 2025

Actual Forecast

Other Conventional Oil Sands Atlantic Canada Offshore

Historical WTI-Brent Spread ($/bbl)

$140 $120 $100 $80 $60 $40 $20 $0

3 Nov 2008 3 Feb 2009 3 May 2009 3 Nov 2009 3 Feb 2010 3 May 2010 3 Nov 2010

3 Feb 2011 3 May 2010 3 Nov 2010 3 Feb 2011 3 May 2011 3 Nov 2011

$10 $5 $0 ($5) ($10) ($15) ($20) ($25) ($30) ($35)

Brent-WTI Differential WTI Brent

Historical & Projected Bakken Crude Production

(thousand barrels per day)

400 300 200 100 0

2006 2007 2008 2009 2010 2011 2012 2013 2014

362.4 313.1 340.0 262.9

201.8

132.7 142.3 102.1

87.6

Bakken Crude Production

(a) Source: Canadian Association of Petroleum Producers June 2011 publication.

Source: Wood Mackenzie Upstream Service database

Crude Gathering

Overview

Gathered 7,000 bpd in 2005 Today gathering 37,000+ bpd

Growth target 10% – 20% per year for the next 2 – 5 years

Total Consumed Crude Discount to WTI

$/bbl

$2 $1 $0

($1)

($2)

($3)

($4)

($5)

($6)

($7)

1Q’06 3Q’06 1Q’07 3Q’07 1Q’08 3Q’08 1Q’09 3Q’09 1Q’10 3Q’10 1Q’11 3Q’11

Refining Operations

Corporate Headquarters

Barrels Gathered Per Day – LTM Q3 2011

Asset Map

North Dakota

South Dakota

Nebraska

Colorado

Kansas

Missouri

Oklahoma

Texas

15,000+ Up to 10,000 Up to 1,000 Growth Prospects

Nitrogen Fertilizer MLP

Strategically Located Assets and Logistics

Overview

- Located in the corn belt (on Union Pacific mainline)
- 45% of corn planted in 2010 was within $35/UAN ton freight rate of our plant
- $25/ton transportation advantage to corn belt vs. US Gulf Coast
- No intermediate transfer, storage, barge freight or pipeline freight charges

Fertilizer Operations



WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
WI
IL
MO
AR
LA
Additional Shipments East of the Mississippi
Rail Distribution
Fertilizer Plant
Corporate Headquarters
LTM Q3 2011 Tons Sold by State
100,000+
10,000 to 100,000
Up to 10,000

LTM Q3 2011 Total Tons Sold ~ 731,500

19

Stable & Economic Feedstock

Overview

CVR Partners LP 2008 – 2010 average daily coke demand ~ 1,378 tons/day Coke gasification technology uses petroleum coke as a feedstock

– Pet coke costs lower than natural gas costs per ton of ammonia produced, and pet coke prices are significantly more stable than natural gas prices

– Over 70% of pet coke supplied by refinery through long-term contract Dual train gasifier configuration ensures reliability Ammonia synthesis loop and UAN synthesis use same processes as natural gas based producers

US Pet Coke Exports and Consumption

53% 46% 56% 57% 59% 57% 62% 62% 62% 60% 57%

47% 54% 44% 43% 41% 43% 38% 38% 38% 40% 43%

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Consumption Net Exports

Abundant Supply of Third-party Pet Coke

Source: Oil & Gas Journal

Texas Gulf Coast Coke Production = 40,000 tons/day

Rail Distribution

Fertilizer Plant

Corporate Headquarters

Source: EIA

Market Fundamentals

Farmer Profitability Supports Fertilizer Pricing

Corn consumes the largest amount of nitrogen fertilizer

Farmers are expected to generate substantial proceeds at currently forecasted corn prices Farmers are still incentivized to apply nitrogen fertilizer at corn prices lower than current spot Nitrogen fertilizer represents a small percentage of a farmer’s input costs

Corn Spot Prices

8 7 6 5 4 3 2 1 0

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

5-Yr Prior Avg. $2.16

5-Yr Avg. $4.64

Current $6.01*

*As of Dec. 20, 2011 Source: CIQ

Breakdown of U.S. Farmer Total Input Costs

Input Costs and Prices per Bushel ($)

7 6 5 4 3 2 1

2005 2006 2007 2008 2009 2010

3.68 3.53 3.71

3.10

2.60 2.97

Corn Futures Prices*:

30 Day: $6.11

12 Month: $5.48

Avg. % Total of Cost:

Other Variable Costs 13%

Seed and Chemicals 18%

Fixed Costs 48%

Fertilizers 21%

*As of Dec .20, 2011 Source: CIQ, USDA

Note: Fixed Costs include labor, machinery, land, taxes, insurance, and other.

Market Fundamentals

Strong Pricing Environment

Robust global grain demand coupled with capacity reductions has lead to significant nitrogen fertilizer price increases

5 year average UAN price has increased 91% over previous 5 year average

UAN commands a premium over ammonia and urea on a nutrient basis

Historical U.S. Nitrogen Fertilizer Prices

($ per Ton)

1,000 900 800 700 600 500 400 300 200 100 0

1999 2000 2001 2002 2004 2005 2006 2007 2009 2010 2011

5 Yr. Avg.

Ammonia $283

5 Yr. Avg.

Ammonia $493

Ammonia $686

UAN $352

5 Yr. Avg.

UAN $312

5 Yr. Avg.

UAN $163

Corn Belt UAN

Southern Plains Ammonia

5 Yr Average Corn Belt UAN

5 Yr Average Southern Plains Ammonia

Source: Green Markets Data, Fertecon

Financial Highlights

Key Historical Financial Statistics CVR Energy Standalone

EBITDA by Operating Segment ($mm)

$122

$574 $130 $71 $53 $109 $142 $155

2008 2009 2010 LTM

Adjusted Petroleum EBITDA Adjusted Fertilizer EBITDA

Refining Margins and Expenses ($/bbl)

$20.01

$11.04

$8.91 $8.07

$3.91 $3.58 $3.72 $4.56

2008 2009 2010 LTM (a)

Adjusted refining margin per barrel Direct opex (before D&A) per barrel

Capital Expenditures ($mm)

$2

$24

$2 $3

$3 $17 $13

$60 $10

$34 $36 $20

2008 2009 2010 LTM

Petroleum Capex Fertilizer Capex Corporate

Fertilizer Prices ($/Ton)

$596 $556

$342 $382 $328 $282 $223 $202

2008 2009 2010 LTM

UAN price Ammonia price

Note: Adjusted Petroleum EBITDA represents petroleum operating income adjusted for FIFO impacts, share-based compensation, loss on disposal of fixed assets, major scheduled turnaround expenses, realized gain and losses on derivatives, net, depreciation and amortization and other income or expenses. Adjusted Fertilizer EBITDA represents nitrogen fertilizer operating income adjusted for share-based compensation, loss of disposal of fixed assets, major scheduled turnaround expenses, depreciation and amortization and other income or expenses.

(a) Direct opex per barrel excludes turnaround.

Key Historical Financial Statistics Gary Williams Standalone

Adjusted EBITDA ($mm)(a)

$235

$37 $47

2009 2010 LTM

Refining Margins and Expenses ($/bbl)

$17.76

$9.43

$7.50

$4.34 $3.92 $4.33

2009 2010 LTM

Adjusted refining margin per barrel (b) Direct opex (before D&A) per barrel

Capital Expenditures ($mm)

$49 $43

$21

2009 2010 LTM

Total Throughput (bpd)

66,515

64,282 64,488

2009 2010 LTM

(a) Adjusted EBITDA represents GWEC operating income adjusted for FIFO impacts, major scheduled turnaround expenses, realized gain and losses on derivatives, net, depreciation and amortization and other income or expenses.

(b) Adjusted refining margin per barrel is equal to gross operating margin adjusted for FIFO inventory gains or losses divided by crude throughput.

Combined Company –

Controlled Operating Expenses

CVI Operating Expenses(a) ($/bbl)

$6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $0.00

2008 2009 2010 LTM 3Q 2011

$4.56

$3.91 $3.70

$3.58

Q3’11 LTM Operating Expense ($/bbl)

$6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $0.00

$5.82

$5.41

$5.11

$4.89

$4.48 $4.56

$4.24 $4.33

ALJ GWEC CVI PF GWEC (a) CVI (a) DK HFC (b) TSO WNR

(a) Excludes turnaround. CVI PF GWEC based on weighted average crude throughput. (b) HFC combined results from legacy companies 3Q 2011 report.

Appendix

Pro Forma Organizational Structure



Public shareholders
100%
CVR Energy, Inc.
NYSE: CVI
Market cap: ~$2.2 bn
100%
Coffeyville Resources, LLC
Public unitholders
30.3% LP
100% GP
69.7% LP
100%
Fertilizer business
CVR Partners, LP
NYSE: UAN
Market cap: ~$1.8 bn
Refining business
~$809 mm LTM EBITDA
100%
Coffeyville Refinery
(Coffeyville, KS)
Wynnewood Refinery (GWEC)
(Wynnewood, OK)
Represents Acquisition

28

Non-GAAP Financial Measures

To supplement the actual results in accordance with U.S. generally accepted accounting principles (GAAP), for the applicable periods, the Company also uses certain non-GAAP financial measures as discussed below, which are adjusted for GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP. The adjustments are provided to enhance the overall understanding of the Company’s financial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods. The non-GAAP measures utilized by the Company are not necessarily comparable to similarly titled measures of other companies.

The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.

Non-GAAP Financial Measures (cont’d)

EBITDA: EBITDA represents net income before the effect of interest expense, interest income, income tax expense (benefit) and depreciation and amortization. EBITDA is not a calculation based upon GAAP; however, the amounts included in EBITDA are derived from amounts included in the consolidated statement of operations of the Company. Adjusted EBITDA by operating segment results from operating income by segment adjusted for items that the company believes are needed in order to evaluate results in a more comparative analysis from period to period. Additional adjustments to EBITDA include major scheduled turnaround expense, the impact of the Company’s use of accounting for its inventory under first-in, first-out (FIFO), net unrealized gains/losses on derivative activities, share-based compensation expense, loss on extinguishment of debt, and other income (expense). Adjusted EBITDA is not a recognized term under GAAP and should not be substituted for operating income or net income as a measure of performance but should be utilized as a supplemental measure of financial performance in evaluating our business.

First-in, first-out (FIFO): The Company’s basis for determining inventory value on a GAAP basis. Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease. The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period.

Non-GAAP Financial Measures (cont’d)

CVR 9/30/11 LTM Adjusted EBITDA ($mm)

LTM 9/30/2011

Consolidated Net Income $282.2

Interest expense, net of interest income 53.8

Depreciation and amortization 88.1

Income tax expense 181.5

EBITDA adjustments included in NCI(3.4)

Unrealized (gain)/loss on derivatives 9.8

Loss on disposal of fixed assets 2.9

FIFO impact (favorable), unfavorable(30.4)

Share based compensation 52.4

Loss on extinguishment of debt 3.6

Major turnaround expense 16.5

Other non-cash expenses -

Consolidated Adjusted EBITDA $657.0

Fertilizer Adjusted EBITDA 121.7

Adjusted EBITDA excl. Fertilizer $535.3

Non-GAAP Financial Measures (cont’d)

CVR Adjusted EBITDA ($mm)

Petroleum: 2008 2009 2010 LTM 9/30/2011

Petroleum operating income $31.9 $170.2 $104.6 $529.5

FIFO impact (favorable) unfavorable 102.5(67.9)(31.7)(30.4)

Share-based compensation(10.8)(3.7) 11.5 17.1

Loss on disposal of fixed assets—- 1.3 1.5

Major scheduled turnaround—- 1.2 12.8

Realized gain (loss) on derivatives, net(121.0)(21.0) 0.7(24.7)

Goodwill impairment 42.8——

Depreciation and amortization 62.7 64.4 66.4 67.8

Other income (expense) 1.0 0.3 0.7 0.5

Adjusted EBITDA $109.1 $142.3 $154.7 $574.1

Fertilizer: 2008 2009 2010 LTM 9/30/2011

Fertilizer operating income $116.8 $48.9 $20.4 $84.0

Share-based compensation(10.6) 3.2 9.0 14.1

Loss on disposal of fixed assets 2.3—1.4 1.4

Major scheduled turnaround 3.3—3.5 3.5

Depreciation and amortization 18.0 18.7 18.5 18.5

Other income (expense) 0.1—- 0.2

Adjusted EBITDA $129.9 $70.8 $52.8 $121.7

Non-GAAP Financial Measures (cont’d)

GWEC Adjusted EBITDA ($mm)

GWEC: 2009 2010 LTM 9/30/2011

Net income (loss) $52.5 $16.1 $161.6

Income taxes——

Interest expense (net) 12.9 22.4 28.6

Depreciation and amortization 13.8 14.7 17.2

Hedge mark to market loss (gain)—- 37.9

Turnaround amortization 15.4 13.8 13.1

Non-cash inventory loss (gain)(57.9)(19.6)(23.1)

Other unusual or non-recurring items(a) 0.1 -(0.2)

Adjusted EBITDA $36.8 $47.4 $235.1

(a) Includes disposal of assets, asset impairments, discontinued operations and fire related adjustments.